                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                      FOR

                             TRIARC COMPANIES, INC.

                       PURSUANT TO ITS OFFER TO PURCHASE
                              DATED MARCH 12, 1999

------------------------------------------------------------------------------
THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, APRIL 13, 1999, UNLESS THE OFFER IS EXTENDED.
------------------------------------------------------------------------------

                 TO: HARRIS TRUST AND SAVINGS BANK, DEPOSITARY

                 By Mail:                            Facsimile Transmission:                  By Hand or Overnight Delivery:
      Harris Trust and Savings Bank                       (212) 701-7636                      Harris Trust and Savings Bank
   c/o Harris Trust Company of New York                                                    c/o Harris Trust Company of New York
           Wall Street Station                     Confirm Receipt of Facsimile                       Receive Window
              P.O. Box 1010                               by telephone:                             Wall Street Plaza
      New York, New York 10268-1010                       (212) 701-7624                        88 Pine Street, 19th Floor
                                                                                                 New York, New York 10005

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS TO AN ADDRESS OR TRANSFER OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ('DTC' or the 'Book-Entry Transfer Facility') pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

     Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of any required documents to the Company or to the Book Entry Transfer Facility does not constitute a valid delivery.

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                                    DESCRIPTION OF SHARES TENDERED
                                       (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK,                   SHARES TENDERED
           EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATES)                    (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                                             TOTAL NUMBER OF
                                                                                                 SHARES          NUMBER OF
                                                                             CERTIFICATE      REPRESENTED BY       SHARES
                                                                             NUMBER(S)(1)    CERTIFICATE(S)(1)   TENDERED(2)
                                                                            --------------------------------------------------
                                                                            --------------------------------------------------
                                                                            --------------------------------------------------
                                                                            --------------------------------------------------
                                                                            --------------------------------------------------
                                                                            --------------------------------------------------
                                                                            --------------------------------------------------
                                                                            TOTAL SHARES
                                                                            TENDERED:
------------------------------------------------------------------------------------------------------------------------------
 INDICATE IN THIS BOX THE ORDER (BY CERTIFICATE NUMBER) IN WHICH SHARES ARE TO BE PURCHASED IN THE EVENT OF PRORATION (3)
 (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY). SEE INSTRUCTION 12.
                       1ST: ____            2ND: ____            3RD: ____            4TH: ____
------------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by stockholders tendering by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the
     Depositary are being tendered. See Instruction 4.
 (3) If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected by the Depositary. See Instruction 12.
------------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution  .............................................
    DTC Account No.  ...........................................................
    Transaction Code No.  ......................................................

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Tendering Stockholder(s)  .......................................
    Date of Execution of Notice of Guaranteed Delivery  ........................
    Name of Institution which Guaranteed Delivery  .............................

    If delivery is by book-entry transfer:
    Name of Tendering Institution  .............................................
    DTC Account No.  ...........................................................
    Transaction Code No. .......................................................

                      NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Triarc Companies, Inc., a Delaware corporation (the 'Company'), the above-described shares of the Company's Class A Common Stock, par value $.10 per share (the 'Class A Shares'), and/or the Company's Class B Common Stock, par value $.10 per share (the 'Class B Shares' and together with the Class A Shares, the 'Shares'), pursuant to the Company's offer to purchase up to 5,500,000 Shares at a price per Share hereinafter set forth, net to the seller in cash, as specified by stockholders tendering their Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase dated
March 12, 1999 (the 'Offer to Purchase'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the 'Offer').

     Subject to and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby (and any and all Shares or other securities issued or issuable in respect thereof (collectively, 'Distributions')) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to

     (a) deliver certificates for such Shares and all Distributions or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company,

     (b) present certificates for such Shares and all Distributions for cancellation and transfer on the books of the Company, and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions.

     The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that, provided that a minimum of 3,500,000 Shares are validly tendered and not withdrawn, the Company will determine a single per Share price (not greater than $18.25 nor less than $16.25 per share) (the 'Purchase Price') that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 5,500,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn at prices not greater than $18.25 nor less than $16.25 per Share) pursuant to the Offer. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in
Section 2 or 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered, may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated under 'Special Payment Instructions,' please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under 'Special Delivery Instructions,' please mail the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both 'Special Payment Instructions' and 'Special Delivery Instructions' are completed, please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the 'Special Payment Instructions,' to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED

                              (SEE INSTRUCTION 5)
                              CHECK ONLY ONE BOX.
                     IF MORE THAN ONE BOX IS CHECKED, OR IF
                      NO BOX IS CHECKED, THERE IS NO VALID
                               TENDER OF SHARES.

                            ------------------------

              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

[ ] The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action will result in receiving a price per Share of as low as $16.25 or as high as $18.25.

                                       OR

   SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

     By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. THE SAME SHARES CANNOT BE TENDERED AT MORE THAN ONE PRICE.

        Price (in dollars) per Share at which Shares are being tendered:

                       $16.25      [ ]    $17.50      [ ]

                       $16.50      [ ]    $17.75      [ ]

                       $16.75      [ ]    $18.00      [ ]

                       $17.00      [ ]    $18.25      [ ]

                       $17.25      [ ]

-------------------------------------------------------
             SPECIAL PAYMENT INSTRUCTIONS
         (SEE INSTRUCTIONS 1, 4, 6, 7 AND 8)

     To be completed ONLY if the check for the Purchase Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue  [ ]  Check
       [ ]  Certificates to:

Name:  ...............................................
                    (PLEASE PRINT)

Address:  ............................................

 .....................................................
                      (ZIP CODE)

 .....................................................
 (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
--------------------------------------------------------

--------------------------------------------------------
              SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 1, 6, 7 AND 8)

   To be completed ONLY if the check for the Purchase
Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail  [ ]  Check
      [ ]  Certificates to:

Name:  ...............................................
                    (PLEASE PRINT)

Address:  ............................................

 ......................................................
                      (ZIP CODE)

-------------------------------------------------------


                                    ODD LOTS
                              (SEE INSTRUCTION 9)

     This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially as of the close of business on March 10, 1999, and continues to own beneficially, an aggregate of fewer than 100 shares.

     The undersigned either (check one box):

     [ ] was beneficial owner as of the close of business on March 10, 1999, and continues to own beneficially, of an aggregate of fewer than 100 shares; all of which are being tendered, or

     [ ] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on March 10, 1999, and continues to own beneficially, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

--------------------------------------------------------------------------------
                                 SIGN HERE

                   (TO BE COMPLETED BY ALL STOCKHOLDERS)

                   (PLEASE ALSO COMPLETE AND RETURN THE
                      ATTACHED SUBSTITUTE FORM W-9)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.

 ...............................................................................

 ...............................................................................
                          SIGNATURE(S) OF OWNERS
Name(s): ......................................................................
                               (PLEASE PRINT)

Capacity (full title): ........................................................

Address (include zip code): ...................................................

 ...............................................................................
Area Code and Day Time
Telephone Number: .............................................................

Dated: ........................................................................

                    GUARANTEE OF SIGNATURE(S), IF REQUIRED
                          (SEE INSTRUCTIONS 1 AND 6)

Name of Firm: .................................................................

Authorized Signature: .........................................................

Dated: ........................................................................

--------------------------------------------------------------------------------

           PLEASE CAREFULLY READ THE IMPORTANT TAX INFORMATION BELOW

-----------------------------------------------------------------------------------------------------------------------------------
                                          PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK
-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                          PART 1 -- PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION         Social Security Number(s) or
FORM W-9                            NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND           Employer Identification
                                    DATING BELOW. See the enclosed 'Guidelines for                         Number(s)
PLEASE FILL IN YOUR                 Certification of Taxpayer Identification Number on
NAME AND ADDRESS BELOW              Substitute Form W-9' for instructions.                        ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                    CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY
Name .............................  THAT:
                                      (1) The number shown on this form is my correct Taxpayer
 ..................................        Identification Number (or I am waiting for a number      PART 2 --
Address (Number and Street)               to be issued to me), and                                 Exempt Payees   [ ]
                                      (2) I am not subject to backup withholding because (a) I
 ..................................        am exempt from backup withholding, or (b) I have not
City, State and Zip Code                  been notified by the Internal Revenue Service            PART 3 --
                                          ('IRS') that I am subject to backup withholding as a     Awaiting TIN     [ ]
                                          result of a failure to report all interest or
                                          dividends, or (c) the IRS has notified me that I am
DEPARTMENT OF THE TREASURY                no longer subject to backup withholding.
INTERNAL REVENUE SERVICE           ------------------------------------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified
PAYER'S REQUEST FOR TAXPAYER        by the IRS that you are subject to backup withholding you received another
IDENTIFICATION NUMBER (TIN)         notification from IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in
                                    Part 2 above. If you are awaiting a TIN, check the box in Part 3 above and complete the additional below certification.
                                    -------------------------------------------------------------------------------------------
                                    Signature: .............................................  Date: ......................
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT HERETO. PLEASE REVIEW THE ENCLOSED 'GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9' FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature ............................................  Date  .................

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office, branch or agency in the United States, in each case which is a participant in an approved signature Guarantee Medallion Program (an 'Eligible Institution'). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled 'Special Payment Instructions' or 'Special Delivery Instructions' on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

     2. Delivery of Letter of Transmittal and Shares Certificates. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is used, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).

     Stockholders who cannot deliver their Shares and all other required documents to the Depositary prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date and (c) the certificates for such Shares (or a confirmation of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility) together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary no later than 5:00 p.m., New York City time, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted.
See Section 1 of the Offer to Purchase. By executing this Letter of
Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer.) If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled 'Number of Shares Tendered.' If such Shares are purchased, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the 'Special Payment Instructions' or 'Special Delivery Instructions' boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Indication of Price at Which Shares Are Being Tendered. For Shares to be validly tendered by this Letter of Transmittal, the stockholder must either:

          (a) check the box under 'Shares Tendered at Price Determined by Dutch Auction'; or

          (b) check the box indicating the price per Share at which the stockholder is tendering Shares under 'Shares Tendered at Price Determined by Stockholder.'

     By checking the box under 'Shares Tendered at Price Determined by Dutch Auction' the stockholder agrees to accept the Purchase Price resulting from the Dutch auction tender process, which may be as low as $16.25 or as high as $18.25 per Share. By checking a box under 'Shares Tendered at Price Determined by Stockholder,' the Stockholder acknowledges that doing so could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked.

     ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A stockholder wishing to tender portions of Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered, in the name of, any person other than the registered holder(s), in which case the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     7. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     8. Special Payment and Delivery Instructions. If the check for the Purchase Price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for

Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal or to an address other than that shown above, then the boxes captioned 'Description of Shares Tendered' and 'Special Delivery Instructions' on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility.

     9. Odd Lots. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially an aggregate of fewer than 100 Shares as of the close of business on March 10, 1999 and on the Expiration Date who validly tendered all such Shares at or below the Purchase Price. (Partial tenders will not qualify for this preference and this preference will not be available unless the box captioned 'Odd Lots' in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery is completed).

     10. Federal Backup Withholding. To prevent the possible application of backup federal income tax withholding of 31% of the gross proceeds payable to a stockholder, each tendering stockholder must provide the Depositary with such stockholder's correct taxpayer identification number (generally, in the case of an individual, his or her social security number) by completing the Substitute Form W-9 set forth above. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to penalties imposed by the IRS and payments that are made to such stockholder pursuant to the Offer may be subject to backup withholding. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Certain stockholders (including, among others, all corporations and certain foreign stockholders) are not subject to these backup withholding and reporting requirements. In order for a foreign stockholder to qualify as an exempt recipient, such stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. A Form W-8 can be obtained from the Depositary.

     See Section 3 of the Offer to Purchase for further explanation.

     11. Federal Withholding For Foreign Stockholders. The Depositary will withhold federal income tax at a rate of 30% from gross proceeds payable pursuant to the Offer to a foreign stockholder or his agent, unless the Depositary determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds payable are effectively connected with the conduct of a trade or business within the United States. For further explanation, see Section 3 of the Offer to Purchase. FOREIGN STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION AND THE REFUND PROCEDURE.

     12. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on the Shares purchased is long-term or short-term (depending on the holding period for the Shares purchased) and the amount of gain or loss recognized for federal income tax purposes. See Sections 1 and 13 of the Offer to Purchase.

     13. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may also be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     14. Irregularities. All questions as to the Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions to the Offer or any




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


defect or irregularity in any tender of Shares and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     15. Lost or Destroyed Certificate(s). If any Share certificate has been lost, stolen or destroyed, immediately notify the Depositary in writing. Your letter should be forwarded along with your properly completed Letter of Transmittal, all other required documentation and any Share certificates you may have in your possession. Once written notification of the loss is received by the Depositary an affidavit of loss and indemnity agreement, along with instructions which include the cost of replacing the certificate, will be sent to the shareholder. The tender of Shares cannot be processed until any missing Share certificates have been replaced.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF A BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                           The Information Agent is:

                        [GEORGESON & COMPANY INC. LOGO]
                               Wall Street Plaza
                               New York, New York 10005
                         (212) 440-9800 (Call Collect)
                                       or
                         Call Toll-Free (800) 223-2064

                      The Dealer Manager for the Offer is:

                        WASSERSTEIN PERELLA & CO., INC.
                              31 West 52nd Street
                               New York, New York 10019
                                 (212) 969-2700





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



            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:           GIVE THE SOCIAL SECURITY
                                    NUMBER OF --
--------------------------------------------------------------
1. An individual's account          The individual

2.Two or more individuals (joint    The actual owner of the
  account)                          account or, if combined
                                    funds, the first
                                    individual on the
                                    account(l)

3.Custodian account of a minor      The minor(2)
  (Uniform Gift to Minors Act)

4. A. The usual revocable savings The grantor- trustee(l) trust account (grantor is also trustee)

    B. So-called trust account that  The actual owner(l)
       is not a legal or valid
       trust under State law
--------------------------------------------------------------
--------------------------------------------------------------
                                   GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:          IDENTIFICATION NUMBER OF
--------------------------------------------------------------
 5.Sole proprietorship account     The owner(3)

 6.A valid trust, estate, or       The legal entity(4)
   pension trust

 7. Corporate account              The corporation

 8.Religious, charitable, or       The organization
   educational organization
   account

 9. Partnership                    The partnership

10.Association, club or other      The organization
   tax-exempt organization

11.A broker or registered nominee  The broker or nominee

12.Account with the Department of  The public entity
   Agriculture in the name of a
   public entity (such as a State
   or local government, school
   district, or prison) that
   receives agricultural program
   payments.
--------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's Social Security number.

(3) Show the name of the owner. You may also enter your business or 'doing business as' name. You may use either your Social Security number or employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.




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            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, Or
Form SS-4, Application for Employer Identification Number at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

   An organization exempt from tax under section 501(a), or an individual retirement plan.

   The United States, or any agency or instrumentality thereof.

   A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

   A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

   An international organization or any agency, or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

   A corporation.

   A financial institution.

   A registered dealer in securities or commodities registered in the U.S., or a possession of the U.S.

   A real estate investment trust.

   A common trust fund operated by a bank under section 584(a).

   A trust exempt from tax under Section 664 or described in section 4947.

   An entity registered at all times under the Investment Company Act of 1940.

   A foreign central bank of issue.

   A nominee.

   A Futures commission merchant registered with the Commodity Futures Trading Commission.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER IN
PART 1, CHECK THE BOX IN PART 2 AND SIGN AND DATE THE FORM.

IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE A COMPLETED FORM W-8 WITH THE PAYER.

Certain payments, including certain interest, dividend, and patronage dividend payments, are also not subject to backup withholding. For details, see, among other applicable law, sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and
6050N of the Internal Revenue Code, and their regulations.

PRIVACY ACT NOTICE. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.









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